Shenzhen Development Bank Co., Ltd.

Loan Contract

Contract #: 20040805001
☑ Beyond quota
☐ Within quota

Creditor (Party A): Shenzhen Development Bank, Shanghai Lujiazui Branch
Address: 500 Pudong South Road
Tel: 5878 4818 Fax: 5878 4840
Manager: Yao Jianxun (head of branch)

Debtor (Party B): Shanghai Wanxing Bio-pharmaceutical Co., Ltd.
Legal Representative: Xue Weiguo (Director of Board)

Party B is applying loan from Party A. After checking, Party A agrees to release the loan to Party B. In accordance with the applicable law and regulation, after reaching an agreement through negotiations, Party A and B agree to enter into this Contract, and be obligated by its clauses.

Article 1. Content of Loan

1.	loan amount: RMB 20 million.

2.	term: one year

Loan term is calculated as following:

Starting date of loan term shall be the actual loan releasing date, which is shown on the receipt.

In case the loan term is calculated on yearly basis, the due date shall be the corresponding day of the corresponding month of the year; in case the loan is calculated on monthly basis, the due day shall be the corresponding day of the month; in case there is no corresponding day specified, due date of the end day of the month.

3.	interest rate

a.	interest rate of loan in RMB

This loan is in fixed interest rate, the rate is: 6.372%.

4.	intended purpose of the loan

Loan under this contract is for        a

a.	current capital turn over

Article 2. Loan releasing

1.	The loan will be released in several batches. The schedule is as following

1st batch: RMB 10 million

2nd batch: RMB 5 million

3rd batch: RMB 3 million

Due date of the above loans shall be all calculated base on the releasing date of the 1st batch.

2.	Loan application shall be filled in as per the contract agreement.

Article 3 settlement of interest

1.	Interest shall be calculated from the actual releasing date according to the actual releasing amount and actual loan term. Settlement of interest shall be calculated as per the formulation b :

b.	Settlement of interest shall be on a quarter bases, the settlement date is the 20th day of the last month of the quarter.

2.
Party B shall be paid on the settlement day of each quarter. Party A is authorized to withdraw funds directly from Party B’s banking account. In case Party B fails to pay the interest on time, Party A has the rights to charge compounded interest for the unpaid interest.

Article 4 repayment of the loan

1.
Party B shall repay the principles and interests before the due date. In case Party B is unable to repay the loan, written notice shall be delivered to Party A in one month prior to due date. Party B also shall to discuss the repayment in detail with Party B.

2.
In case Party B wishes to repay the loan in advance, he shall inform Party A in 7 days ahead. Approval from Party A shall be obtained. If Party B repays the loan in advance, compensation shall be paid to Party A base on ___% of the interest.

3.	Party B hereby irrevocably authorizes Party A to withdraw funds with equal amount to the loan from Party B’s banking account.

4.	if repayment in several times is agreed between Party A and B, then the schedule of the repayment shall be:

(BLANK)

Article 5 penalty interest

Penalty interest and compounded interest shall be applied as following:

For the fixed interest rate loan on due, in case Party B failed to repay the loan in full amount, Party A has the rights to charge 50% on top of the contractual interest rate starting from the due date. In case Party B failed in repaying the loan, compounded interest shall be charged on the penalty interest rate. If Party B misuses the loan on other purpose other than intended, Party A has the right to charge 100% on top of the contractual interest rate starting from the day when the loan is misused.

Article 6 loan on due in advance

In case of one of the following happens, the loan shall be considered on due in advance. Party A has the rights to require repayment of the entire issued loan, and also has the rights to stop issuing the rest of unreleased loan:

1.	Party B violates the contractual obligations, or clearly indicates that he will not perform the obligation;

2.	Party B is out of business;

3.	Party B is experiencing major business loss and financial loss;

4.	The intended project is cancelled or failed in implementation.

5.	Party B is involved in illegal activities.

6.	Party B is splitting into separate entities, merging with (acquiring) other entities, termination or dissolution and filing for bankruptcy;

7.	the interest is overdue for more than one month

8.	Party B misappropriates loan funds

9.	Party B violates the contract or other similar contracts signed with other parties, or enter into litigation or arbitration procedure because of this kind of contracts.

10.	the surety to this contract breaches the contract, includes but not limit to the surety provides wrong material or false information, or surety is out of business;

11.	Other events that may endanger Party A’s credit rights.

Article 7 Party B’s rights

1.	Party B has the right to withdraw and use the loan in accordance with the contract

2.	Party B has the right to reject any supplementary conditions other than the contract contents.

3.	Party B has the right to transfer the debt to third party upon Party A’s written approval.

Article 8 Party B’s obligations

1.
Party B shall provide Party A with true document and material, as well as all banking accounts number and account balance. Party B also shall cooperate with Party A on supervision and inspection of the use of the loan.

2.	Party B shall timely provide monthly financial statement and amendments to the registration information to Party A.

3.	Accept Party A’s monitoring on Party B’s funds status and business and financial activities.

4.	use the loan as per the contract

5.	repay the interest and principle on time and in full amount

6.	Obtain Party A’s written approval before transferring the debt, either entirely or partially, to a third party.

7.
In case Party B is conducting major property transferring, changing operational system or conducting credit and debt transferring, he shall inform Party A in advance. Party B shall also secure related measures to guarantee funds repayment.

Article 9 Party A’s rights

1.	Party A has the right to require Party B to provide true document and materials

2.	Party A has the right to require Party B to repay the loan on time

3.	Party A has the right to know Party B’s business operation, financial activities and repayment plan.

4.	Party A has the right to supervise Party A’s use of the loan on the intended purpose.

5.	Party A has the right to withdraw funds directly from Party B’s banking account.

6.	In case Party B failed in performing the obligations, Party A has the rights to require Party B to repay the loan prior to the due date or stop issuing the remaining loans.

7.
In case Party B is conducting major property transferring, changing operational system or conducting credit and debt transferring, Party A has the rights to require Party B to repay fully the loan principles and interests and other related cost, or require Party B to transfer the debt to an accepted party, or require Party B to provide accepted guarantee.

Article 10 Party A’s obligations

1.	Party A shall issue the loan to Party B in accordance with the contract

2.	Keep confidential of Party B’s financial, operation and business conditions, unless permitted by the law.

Article 11 cost

1.	Any cost related to credit investigation, inspection, notarization, testimony and registration shall be borne by Party B.

2.
In case Party B failed in repaying the principles or interests on time, any cost by Party A related his activities in expediting the repayment, including notification; delivery, appraisal, attorney cost, lawsuit cost, and travel expense and so on shall be borne by Party B.

Article 12 Party B shall open banking account in Party A’s branch. All the transactions shall be through this account

Article 13 default liabilities

1.
In case Party B violates the obligations stated in clause 1, 2 and 3 of Article 8, Party A has the rights to stop issuing the remaining loan, and require repayment of the issued loan entirely or partially in advance.

2.
In case Party B violates the obligations stated in clause 4 of Article 8, Party A has the right to impose the penalty interest, also has the rights to stop issuing the remaining loan, and require repayment of the issued loan entirely or partially in advance.

3.	In case Party B violates the obligations stated in clause 5 of Article 8, Party A has the right to impose the penalty interest (for principle) and compounded interest (for interest).

4.
In case Party B violates the obligations stated in clause 6 and7 of Article 8 and causes the loan in void, Party A has the rights to stop issuing the remaining loan, and require repayment of the issued loan entirely or partially in advance. In case of Party A’s credit loss, Party A has the right to require compensation in full or partial.

Article 14 contract amendment and termination.

The contract can be amended or terminated after reaching an agreement through negotiations between Party A and B. Contract amendment and termination shall in the written format.

Article 15 others

1.
during the contract is in effect, any tolerance, extension or postponing the due date by Party A to Party B’s default or delayed activities shall not affect, damage or limit Party A’s legal rights as a creditor granted by the related laws and regulations; and shall not deemed as Party A’s consent or acceptance to Party B’s default activity; and shall not deemed as Party A’s given up rights to take legal actions toward the existing or future default activities.

2.
Notwithstanding entire or part of the contract clause become invalid legally due to whatever reasons, Party B still shall be obligated to repay the funds. In case this really happens, Party A has the rights to terminate the contract, and require Party B to repay the loan principles and interests and other related cost immediately.

3.	Any contract related notifications between Party A and B shall be made in written format.

Article 16 Party B’s representations and warranties.

Party B is legally qualified to sign and perform the contract. In addition, signing and performing the contract has been fully authorized by the directors of board or other power organization (if authorization needed)

Party B warrant that any application materials provided is real, legal, valid, and does not consist any major mistakes and any omissions.

In case there is any change to the residency, contact address, phone number, business scope or legal representative, Party b shall keep Party A informed in written format within ten days.

Party B adequately know and understand the entire contract, signing this contract reflects the true intention of both parties.

Article 17 legal jurisdiction and dispute settlement

This contract is signed in accordance with the law of P. R. China; therefore it’s under jurisdiction of the law of P. R. China. If disputes arise when performing the contract, negotiations or mediation shall be refer to settle the dispute. In case the dispute cannot be settled through negotiations or mediation, it shall be settled following   1   below:

1.	Through litigation procedures at the local court where Party A is located.

Article 18 contact’s effectiveness and invalidation conditions

1.	contact’s effectiveness conditions

Loan under this contract is guaranteed loan, only the followings conditions are met simultaneously shall the contact be in effect:

a.	contract signed and stamped by both parties

b.	all the related suretyship contracts were signed and registered.

2.	Invalidation conditions: after Party B repay the entire loan principles and interests and other costs.

Article 19 other agreed item: loan amount, interest rate and term shall be as in the withdraw receipt.

Article 20 the contract is in __ copies, Party A holds __ copy, Party B and ___, ___ , ___ holds one copy respectively. Each copy has the same legal effects.

Aug. 5, 2004

Stamps and signatures from both Parties.

Suretyship Contract
Contract #: 20040805001-1

Party A: Shenzhen Development Bank, Shanghai Lujiazui Branch (creditor of main contract)
Address: 500 Pudong South Road
Tel: 5878 4818 Fax: 5878 4840
Manager: Yao Jianxun (head of branch)

Party B: Zhongyou Longchang (group) holding ltd. (surety)
Address: Floor 20, 28 Zhongshan South Road, Shanghai
Tel: 6330 0077 Fax: 6330 3198
Legal Representative: Qiu Zhongbao (director of board)

To guarantee the performance of the loan contract (hereinafter Main Contract, contract # 20040805001) signed between Party A and Shanghai Wanxing Bio-pharmaceutical Co., Ltd. (hereinafter Debtor) signed on Aug. 5, 2004, Party B is willing to provide guaranty as surety to the Main Contract. In accordance with the applicable law and regulation, after reaching an agreement through negotiations, Party A and B agree to enter into this Contract, and be obligated by its clauses.

Article 1 scope of guaranty

Scope of guaranty under this contract is as per   1   below

1.
The entire principles and interests of the debt under the Main Contract and applicable penalty interest and cost spent by Party A to realize the credit. Interest rate and penalty interest rate is as in the Main Contract. Total of the debt under the Main Contract is RMB 20 million.

2.	Blank

Article 2 terms of guaranty

The term of guaranty is from date when the contract in effect to 2 years after the expiration of the major contract. Within the guaranty term, Party A has the right to transfer the credit to a third party. Party B is obligated to carry out the guaranty within the scope.

Article 3 guaranty liabilities

Party B takes the joint repayment liabilities for the entire loan with in the guaranty scope. When the Debtor fails in performing the loan repayment obligation, Party A has the rights to require repayment from both Party B and Debtor. Party B irrevocably authorize Party A to withdraw funds equaling to the overdue principles and interests in case the Debtor fails in repaying the interest on time or fails in fully repaying the principle and interest before due date.

Article 4 guaranty under this contract is independent guaranty. It shall not be affected by other guaranty be other surety. In case the Main Contract is guaranteed by several parties, Party B still has the liabilities to repay the full debt.

Article 5 guaranty under this contract is irrevocable, and shall not be affected by contacts or agreements signed between the Debtor and any other parties. The guaranty shall not be changed because of the Debtor’s liquidation, incapable of fully repayment, loss of enterprise qualification, amendments to the company institution and others.

Article 6 notwithstanding entire or part of the contract clause become invalid legally due to whatever reasons, Debtor under the Main Contract still shall be obligated to repay the debts. Party B shall take the suretyship liability as defined in this contract to the Debtor’s obligation under the Main Contract.

Article 7 Party B’s representations and warranties.

Party B is legally qualified to sign and perform the contract. In addition, signing and performing the contract has been fully authorized by the directors of board or other power organization (if authorization needed)

Party B warrant that any application materials provided is real, legal, valid, and does not consist any major mistakes and any omissions.

Party B guarantee that any application materials provided by the Debtor are real, legal, valid, and does not consist any major mistakes and any omissions.

In case there is any change to the residency, contact address, phone number, business scope or legal representative, Party b shall keep Party A informed in written format within ten days.

Party B adequately know and understand the entire contract, signing this contract reflects the true intention of both parties.

Article 8 contract amendments

1.	If any party proposes to amend the contract, notifications shall be delivered to the other party and written agreements shall be reached. Before the agreements, original contract is in effect.

2.
in case to amend the Main Contract, Party A shall notify Party B in written format and obtain Party B’s consent. After his consent to the Main Contract amendments, Party B shall be stay in the joint guaranty obligation to the Main Contract, except amendments to Main Contract cause the Debtor’s debt reduced.

Article 9 legal jurisdiction and dispute settlement

1.	This contract is signed in accordance with the law of P. R. China; therefore it’s under jurisdiction of the law of P. R. China.

2.	Disputes settlement shall be as in the Main Contract.

Article 10 other agreed item _________

Article 11 the contract is in __ copies, Party A holds __ copy, Party B and Debtor, ___ , ___ holds one copy respectively. Each copy has the same legal effects.

Aug. 5, 2004
Stamps and signatures from both Parties.

Suretyship Contract
Contract #: 20040805001-2

Party A: Shenzhen Development Bank, Shanghai Lujiazui Branch (creditor of main contract)
Address: 500 Pudong South Road
Tel: 5878 4818 Fax: 5878 4840
Manager: Yao Jianxun (head of branch)

Party B: Zhejiang Zheda Haina technology holding ltd. (surety)
Legal Representative: Xue Weiguo

To guarantee the performance of the loan contract (hereinafter Main Contract, contract # 20040805001) signed between Party A and Shanghai Wanxing Bio-pharmaceutical Co., Ltd. (hereinafter Debtor) signed on Aug. 5, 2004, Party B is willing to provide guaranty as surety to the Main Contract. In accordance with the applicable law and regulation, after reaching an agreement through negotiations, Party A and B agree to enter into this Contract, and be obligated by its clauses.

Article 1 scope of guaranty

Scope of guaranty under this contract is as per   1   below

3.
The entire principles and interests of the debt under the Main Contract and applicable penalty interest and cost spent by Party A to realize the credit. Interest rate and penalty interest rate is as in the Main Contract. Total of the debt under the Main Contract is RMB 20 million.

Article 2 terms of guaranty

The term of guaranty is from date when the contract in effect to 2 years after the expiration of the major contract. Within the guaranty term, Party A has the right to transfer the credit to a third party. Party B is obligated to carry out the guaranty within the scope.

Article 3 guaranty liabilities

Party B takes the joint repayment liabilities for the entire loan with in the guaranty scope. When the Debtor fails in performing the loan repayment obligation, Party A has the rights to require repayment from both Party B and Debtor. Party B irrevocably authorize Party A to withdraw funds equaling to the overdue principles and interests in case the Debtor fails in repaying the interest on time or fails in fully repaying the principle and interest before due date.

Article 4 guaranty under this contract is independent guaranty. It shall not be affected by other guaranty be other surety. In case the Main Contract is guaranteed by several parties, Party B still has the liabilities to repay the full debt.

Article 5 guaranty under this contract is irrevocable, and shall not be affected by contacts or agreements signed between the Debtor and any other parties. The guaranty shall not be changed because of the Debtor’s liquidation, incapable of fully repayment, loss of enterprise qualification, amendments to the company institution and others.

Article 6 Notwithstanding entire or part of the contract clause become invalid legally due to whatever reasons, Debtor under the Main Contract still shall be obligated to repay the debts. Party B shall take the suretyship liability as defined in this contract to the Debtor’s obligation under the Main Contract.

Article 7 Party B’s representations and warranties.

Party B is legally qualified to sign and perform the contract. In addition, signing and performing the contract has been fully authorized by the directors of board or other power organization (if authorization needed)

Party B warrant that any application materials provided is real, legal, valid, and does not consist any major mistakes and any omissions.

Party B guarantee that any application materials provided by the Debtor are real, legal, valid, and does not consist any major mistakes and any omissions.

In case there is any change to the residency, contact address, phone number, business scope or legal representative, Party b shall keep Party A informed in written format within ten days.

Party B adequately know and understand the entire contract, signing this contract reflects the true intention of both parties.

Article 8 contract amendments

3.	If any party proposes to amend the contract, notifications shall be delivered to the other party and written agreements shall be reached. Before the agreements, original contract is in effect.

4.
in case to amend the Main Contract, Party A shall notify Party B in written format and obtain Party B’s consent. After his consent to the Main Contract amendments, Party B shall be stay in the joint guaranty obligation to the Main Contract, except amendments to Main Contract cause the Debtor’s debt reduced.

Article 9 legal jurisdiction and dispute settlement

3.	This contract is signed in accordance with the law of P. R. China; therefore it’s under jurisdiction of the law of P. R. China.

4.	Disputes settlement shall be as in the Main Contract.

Article 10 other agreed item_________

Article 11 the contract is in __ copies, Party A holds __ copy, Party B and Debtor, ___ , ___ holds one copy respectively. Each copy has the same legal effects.

Aug. 5, 2004
Stamps and signatures from both Parties.